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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 1, 2001



                         NORTHERN BORDER PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                     1-12202                93-1120873
(STATE OR OTHER JURISDICTION OF       (COMMISSION           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)        FILE NUMBER)       IDENTIFICATION NUMBER)


        ENRON BUILDING
       1400 SMITH STREET
        HOUSTON, TEXAS                                           77002
    (ADDRESS OF PRINCIPAL                                      (ZIP CODE)
      EXECUTIVE OFFICES)


                                 (713) 853-6161
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS

                         PUBLIC OFFERING OF COMMON UNITS

         Northern Border Partners, L.P. (the "Partnership") is filing this Current Report on Form 8-K in connection with the public offering (the "Offering") of 3,800,000 common units representing limited partner interests in the Partnership by Cub Investment, LLC, Haddington/Chase Energy Partners (Bear
Paw) LP, Jonathan Nixon, Chris Conley, Nancy Rife, Stephanie Swanson and R&K Ventures LLLP (the "Selling Unitholders"), and up to 570,000 additional common units by certain of the Selling Unitholders pursuant to an over-allotment option granted to the underwriters. The Offering of such common units is under the Partnership's shelf registration statement on Form S-3 (Registration No. 333-63566) (the "Registration Statement"), as supplemented by the Prospectus Supplement dated August 1, 2001 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933. The Underwriting Agreement dated August 1, 2001 among the Partnership, Northern Border Intermediate Limited Partnership, the Selling Unitholders, UBS Warburg LLC, Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc., Lehman Brothers, Inc., Dain Rauscher Incorporated, First Union Securities, Inc. and J.P. Morgan Securities Inc., and the opinion of Vinson & Elkins L.L.P. attached as exhibits hereto relate to the Offering and are being filed as exhibits hereto in lieu of filing them as exhibits to the Registration Statement by means of a post-effective amendment thereto. Instead, upon filing, this Current Report on Form 8-K is incorporated by reference into the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)      EXHIBITS

                     1  -- Underwriting Agreement dated August 1, 2001 among
                           Northern Border Partners, L.P., Northern Border Intermediate Limited Partnership, the Selling Unitholders named therein, UBS Warburg LLC, Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc., Lehman Brothers, Inc., Dain Rauscher Incorporated, First Union Securities, Inc. and J.P. Morgan Securities Inc.

                     8  -- Opinion of Vinson & Elkins L.L.P. as to certain
                           tax matters.

                     23 -- Consent of Vinson & Elkins L.L.P. (included in
                           Exhibit 8).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NORTHERN BORDER PARTNERS, L.P.
                                                (A Delaware Limited Partnership)

                                                By: /s/ Jerry L. Peters
                                                   -----------------------------
                                                   Jerry L. Peters
                                                   Chief Financial and
                                                   Accounting Officer


Date:  August 1, 2001

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                                  EXHIBIT INDEX

    Exhibit No.
    -----------
         1       --        Underwriting Agreement dated August 1, 2001 among
                           Northern Border Partners, L.P., Northern Border
                           Intermediate Limited Partnership, the Selling
                           Unitholders named therein, UBS Warburg LLC, Salomon
                           Smith Barney Inc., A.G. Edwards & Sons, Inc., Lehman
                           Brothers, Inc., Dain Rauscher Incorporated, First
                           Union Securities, Inc. and J.P. Morgan Securities
                           Inc.

         8       --        Opinion of Vinson & Elkins L.L.P. as to certain
                           tax matters.

         23      --        Consent of Vinson & Elkins L.L.P. (included in
                           Exhibit 8).